Exhibit 10.1

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN AFFORDED CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 TO
DEVELOPMENT, SUPPLY AND SUBCONTRACTING AGREEMENT

This Amendment No. 2 to the Development, Supply and Subcontracting Agreement, dated as of May 30, 2001, as amended pursuant to Amendment No. 1 dated January 4, 2006 (the “Agreement”), by and between American Bank Note Holographics, Inc., a Delaware corporation (“ABNH”), with its principal place of business at 2 Applegate Drive, Robbinsville, NJ 08691, and CFC International, Inc., a Delaware corporation (“CFC”), with its principal place of business at 500 State Street, Chicago Heights, IL 60411, is entered into as of July 26, 2006.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, ABNH and CFC are parties to the Agreement, under which ABNH currently purchases from CFC, and CFC sells to ABNH, the HoloMag Foils as described in Amended Schedule A of the Agreement;

WHEREAS, ABNH has invented a solution (the “Invention”) to address electrostatic discharge (“ESD”) involving discontinuities in a conductor such as the metal layer of HoloMag, and CFC and ABNH have collaborated to incorporate the Invention into the manufacturing process for HoloMag,  and all HoloMag products incorporating the Invention shall be referred to by the parties as Generation 2 HoloMag or Generation 2 Product;

WHEREAS, in accordance with Section 20 of the Agreement, ABNH has notified CFC of its requirement for changes in certain processes relating to the production of its existing HoloMag product in order to produce the Generation 2 Product; and ABNH and CFC have used their best efforts to cooperate on incorporating this change into the current CFC structure, chemistries and processes;

WHEREAS, the parties are entering into this Amendment in order to give effect to the obligation of CFC to produce the [*] for a Generation 2 Product, and the obligation of ABNH to purchase such [*], in accordance with the terms of the Agreement.

NOW, THEREFORE, the parties covenant and agree as follows:

1.0                                 The parties agree that the Generation 2 Product are HoloMag foils under the Agreement, and that the obligations of ABNH and CFC under the Agreement with respect to HoloMag Foils shall apply to the Generation 2 Product, except as otherwise provided herein.

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2.0                                 The Generation 2 Product will incorporate [*].  The [*] will be implemented in one of three scenarios, at ABNH’s option:

•                  Scenario  1 — ABNH will [*].  CFC will [*], and ABNH will [*] as described below.

•                  Scenario 2 — CFC will [*].  CFC will [*], and ABNH will [*] as described below.

•                  Scenario 3 — CFC will [*].

CFC will use its reasonable commercial efforts to implement Scenario 1, 2 and 3 as promptly as possible. ABNH will provide certain information to CFC [*] upon CFC’s request in order to assist CFC in the implementation of Scenarios 1, 2 and 3.  Notwithstanding the foregoing, CFC is responsible for delivering the finished HoloMag Foils in accordance with the Amended Schedule A pursuant to purchase orders submitted by ABNH to CFC for any of the three scenarios listed above.

3.0                                 If Scenario 1 is implemented, then Section 1 of Amended Schedule A of the Agreement shall be amended to re-designate paragraphs (f), (g), (h), (i) and (j) as paragraphs (h), (i), (j), (k) and (l), and shall be further amended by including the following provision as new paragraph (f):  “(f) CFC will supply ABNH with [*] (either [*] at ABNH’s choice), and ABNH will [*]. CFC will continue to be responsible for supplying the finished reels to ABNH in accordance with this Amended Schedule A.  CFC will supply ABNH with [*] in accordance with the specifications set forth in Schedule D to this Agreement.  ABNH will return the materials to CFC after [*] in accordance with the specifications set forth in Schedule E to this Agreement.  ABNH will notify CFC in the event any of the materials CFC supplies do not conform to the specifications set forth in Schedule D to this Agreement.  CFC will notify ABNH in the event any of the materials ABNH returns to CFC do not conform to the specifications set forth in Schedule E to this Agreement.  [*].  Amended Schedule A shall be further amended by including the following provision as new paragraph (g): “CFC will have to add an in-coming inspection step to the existing process to examine and test any incoming materials from ABNH before further [*] steps are performed.”

4.0                                 If Scenario 1 is implemented, then the Agreement is hereby further amended by adding the following new Section 22 thereto:  “As CFC’s sole remedy, ABNH will pay CFC a price of $[*] per tape inch for any material that CFC supplies to ABNH that conforms to the specifications set forth in Schedule D of this Agreement, and that (i) ABNH does not return to CFC after [*], (ii) ABNH returns to CFC and CFC rejects  upon receipt and inspection at CFC before further processing only if CFC provides evidence satisfactory to ABNH that such materials do not conform with the specifications set forth in Schedule E of this Agreement,  or (iii)  ABNH returns to CFC and CFC rejects after additional

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processing at CFC only if CFC provides evidence satisfactory to ABNH that such materials do not conform with the specifications set forth in Schedule E of this Agreement. Any material that CFC supplies to ABNH that does not conform to the specifications set forth in Schedule D of this Agreement shall be quarantined by ABNH, and upon ABNH providing CFC with evidence satisfactory to CFC that the material does not comply with the specifications set forth in Schedule D, the material may be destroyed or returned to CFC, without any payment to CFC. Any material that ABNH supplies to CFC that CFC believes does not conform to the specifications set forth in Schedule E of this Agreement shall be quarantined by CFC, at which time CFC shall notify ABNH of its observations, and ABNH will inspect the material at CFC and determine its disposition. Notwithstanding the foregoing, if ABNH and CFC mutually agree after inspection at CFC that greater than [*]%, or such other percentage as may be determined in accordance with Section 9.0 below, of the surface area of a bulk roll ([*] in length and [*] nominal width) is determined to not be in conformance with the specifications in Schedule E then, at ABNH’s sole determination, the roll will either be scrapped at CFC and ABNH will pay $[*] per tape inch for the roll or the roll will be processed at CFC and ABNH will pay the price per Amendment No. 2 Schedule B for all good finished reels and [*]% of that price for all finished reels which were rejected as a result of ABNH’s processing.”  Reference procedure #[*] and form #[*] for detailed instructions in preparation of a discrepant material report and form to be utilized in case of rejection of materials.

5.0                                 If Scenario 2 is implemented, then Section 1 of Amended Schedule A of the Agreement shall be amended to re-designate paragraphs (f), (g), (h), (i) and (j) as paragraphs (h), (i), (j), (k) and (l), and shall be further amended by including the following provision as new paragraph (f):  “(f) CFC will [*].  CFC will supply ABNH with [*], and ABNH will [*]. CFC will continue to be responsible for supplying the finished reels to ABNH in accordance with this Amended Schedule A.  CFC will supply ABNH with materials in accordance with the specifications set forth in Schedule F to this Agreement.  ABNH will return the materials to CFC after [*] in accordance with the specifications set forth in Schedule G to this Agreement.  ABNH will notify and provide evidence satisfactory to CFC in the event any of the materials CFC supplies do not conform to the specifications set forth in Schedule F to this Agreement.  CFC will notify ABNH in the event any of the materials ABNH returns to CFC do not conform to the specifications set forth in Schedule G to this Agreement. [*].”  Amended Schedule A shall be further amended by including the following provision as new paragraph (g): “CFC will have to add an in-coming inspection step to the existing process to examine and test any incoming materials from ABNH before further [*] steps are performed.”

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6.0                                 If Scenario 2 is implemented, then the Agreement is hereby further amended by adding the following new Section 22 thereto:  “As CFC’s sole remedy, ABNH will pay CFC a price of $[*] per tape inch for any material that CFC supplies to ABNH that conforms to the specifications set forth in Schedule F of this Agreement, and that (i) ABNH does not return to CFC after [*], (ii) ABNH returns to CFC and CFC rejects  upon receipt and inspection at CFC before further processing only if CFC provides evidence satisfactory to ABNH that such materials do not conform with the specifications set forth in Schedule G of this Agreement,  or (iii)  ABNH returns to CFC and CFC rejects after additional processing at CFC only if CFC provides evidence satisfactory to ABNH that such materials do not conform with the specifications set forth in Schedule G of this Agreement. Any material that CFC supplies to ABNH that does not conform to the specifications set forth in Schedule F of this Agreement shall be quarantined by ABNH, and upon ABNH providing CFC with evidence satisfactory to CFC that the material does not comply with the specifications set forth in Schedule F, the material may be destroyed or returned to CFC, without any payment to CFC. Any material that ABNH supplies to CFC that CFC believes does not conform to the specifications set forth in Schedule G of this Agreement shall be quarantined by CFC, at which time CFC shall notify ABNH of its observations, and ABNH will inspect the material at CFC and determine its disposition.”

7.0                                 If Scenario 3 is implemented, then Section 1 of Amended Schedule A of the Agreement shall be amended to re-designate paragraphs (f), (g), (h), (i) and (j) as paragraphs (h), (i), (j), (k) and (l), and shall be further amended by including the following provision as new paragraph (f):  “(f) CFC will [*] specified by ABNH in consultation with CFC. Amended Schedule A shall be further amended by including the following provision as new paragraph (g):  “CFC will [*].”  Amended Schedule A shall be further amended by inserting the provisions of Schedule F, Section 3.12 into Schedule A as a new Section 2(e).

8.0                                 (a) The Agreement is hereby further amended by deleting Amended Schedules B and B1 of the Agreement and replacing them with the attached Amended Schedules B and B1.

(b) The Agreement is hereby further amended by adding the attached Schedules D, E, F and G hereto to the Agreement as new Schedules D, E, F and G.

9.0                                 ABNH and CFC agree to continue to work closely together and collaborate on improvements to the production process and the process of capturing relevant production and quality data which will be used to review the procedures and specifications in Section 4.0 above and Schedules D, E, F and G attached hereto within three to six months of the date of this Amendment. With respect to Section 4.0 above, ABNH and CFC agree to review the data from each [*] during the six-

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month period beginning with the date of this Amendment or initial production run whichever is later to determine the percentage of surface area [*] in Schedule E [*].

10.0                           CFC acknowledges that ABNH disclosed to CFC its Invention, and a method of implementing the Invention through [*] as ABNH Proprietary Information, and CFC and ABNH have collaborated to implement such invention in the manufacturing process for HoloMag.  ABNH will provide certain information to CFC regarding [*] upon CFC’s request in order to assist CFC in the implementation of Scenarios 1, 2 and 3.    CFC shall not use [*] for any applications that would infringe current enforceable unexpired ABNH patent numbers [*] other than for products for ABNH.  ABNH has filed patent applications on the Invention.  ABNH hereby grants to CFC a perpetual, non-exclusive, irrevocable, limited, non-sublicensable, royalty-free license to ABNH’s intellectual property rights related to the Invention including any patents that ABNH may be issued on the Invention.  The aforementioned license shall be limited to only those applications of CFC that are not competitive with any product or market that ABNH participates in as of July 2006, and such license shall specifically exclude any applications involving holograms on financial transaction cards.  CFC hereby grants to ABNH a perpetual, exclusive, irrevocable, unrestricted, non-sublicensable, royalty-free license to CFC’s intellectual property rights related to any improvements CFC makes to the Invention, including any patents that may be obtained by CFC thereon.  The aforementioned license to improvements made by CFC shall be limited to only those applications of ABNH that are not competitive with any product or market that CFC participates in as of July 2006, but specifically includes all applications which ABNH participates in as of July 2006.

11.0                           Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

12.0                           Counterparts. This Amendment may be executed in counterparts and all counterparts shall constitute one document, notwithstanding that all the parties may not be signatories to the same counterpart.

13.0                           Entire Agreement. Except as expressly provided herein, the Agreement shall remain unchanged and in full force and effect.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have hereby executed this Amendment as of the date first set forth above.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.
By:	/s/ Kenneth Traub
Name: Kenneth Traub
Title:President and CEO

CFC INTERNATIONAL, INC.
By:	/s/ Dennis Lakomy
Name: Dennis Lakomy
Title: CFO

Amendment No. 2 Schedule B

If Scenario 1 is implemented:

½”			1/3”
	Price/TI	Price/Roll	Price/TI	Price/Roll
HiCo Silver	[*]	[*]	[*]	[*]
HiCo Tinted	[*]	[*]	[*]	[*]
LoCo Silver	[*]	[*]	[*]	[*]
LoCo Tinted	[*]	[*]	[*]	[*]

If Scenario 2 is implemented:

½”			1/3”
	Price/TI	Price/Roll	Price/TI	Price/Roll
HiCo Silver	[*]	[*]	[*]	[*]
HiCo Tinted	[*]	[*]	[*]	[*]
LoCo Silver	[*]	[*]	[*]	[*]
LoCo Tinted	[*]	[*]	[*]	[*]

If Scenario 3 is implemented:

½”			1/3”
	Price/TI	Price/Roll	Price/TI	Price/Roll
HiCo Silver	[*]	[*]	[*]	[*]
HiCo Tinted	[*]	[*]	[*]	[*]
LoCo Silver	[*]	[*]	[*]	[*]
LoCo Tinted	[*]	[*]	[*]	[*]

The above prices apply to all orders.  Minimum order size is [*] reels for ½ inch or [*] reels for 1/3 inch.  The above four different types of magnetic cannot be combined to arrive at the minimum order size.  Multiple ABNH customers or different holographic patterns cannot be combined.  Different label copy positions can be combined to arrive at the minimum.

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Amendment No. 2 Schedule B 1

If Scenario 1 is implemented and ABNH [*]:

1/2”			1/3”
	Price/TI	Price/Roll	Price/TI	Price/Roll
HiCo Silver	[*]	[*]	[*]	[*]
HiCo Tinted	[*]	[*]	[*]	[*]
LoCo Silver	[*]	[*]	[*]	[*]
LoCo Tinted	[*]	[*]	[*]	[*]

ABNH  [*], CFC [*].  CFC [*].  ABNH may implement the arrangement in this Amendment No. 2 Schedule B1 at any time for any proportion of its requirements and will notify CFC accordingly.

The above prices apply to all orders.  The minimum order size is [*] reels for ½ inch wide or [*] reels for 1/3 inch wide.  The above four different types of magnetic cannot be combined to arrive at the minimum order size.  Multiple ABNH customers or different holographic images cannot be combined.  Different label copy positions can be combined to arrive at the minimum order size.

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SCHEDULE D

(Scenario 1)

[*]

1.	SCOPE — This specification covers the requirements for the following attributes:

	1.1	Functional properties.
	1.2	Cosmetic properties.
	1.3	Packaging and labeling.

2.	DESCRIPTION — [*]

3.	FUNCTIONAL PROPERTIES:

	3.1	[*]
	3.2	[*]
	3.3	[*]
	3.4	[*]
	3.5	[*]
	3.6	[*]
	3.7	[*]
	3.8	[*]
	3.9	[*]
	3.10	[*]
	3.11	[*]

4.	PACKAGING AND LABELING:

	4.1	[*]
	4.2	[*]
	4.3	[*]
	4.4	[*]
	4.5	[*]
	4.6	[*]
	4.7	[*]

5.	WARRANTY:

CFC will make every reasonable effort to generate materials that the [*] conforms to the specifications set forth in this Schedule D. CFC agrees to replace at its own expense any such material not in conformance with such specifications.

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SCHEDULE E

(Scenario 1)

SPECIFICATIONS for [*]

1.0		Scope

1.1

The specifications listed herein have been established for the purpose of outlining the parameters of acceptance for the [*] processed by ABNH and returned to CFC as a component and for further conversion into a Generation 2 HoloMagTM.

2.0	Processes

	2.1	[*]

3.0	[*]

	3.1	[*]
	3.2	[*]
	3.3	[*]
	3.4	[*]
	3.5	[*]
	3.6	[*]
	3.7	[*]
	3.8	[*]

4.0	[*]

	4.1	[*]
	4.2	[*]
	4.3	[*]

5.0		[*]

	5.1	[*]
	5.2	[*]

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	5.3	[*]

	5.4	[*]

	5.5	[*]

	5.6	[*]

	5.7	[*]

6.0	[*]

7.0		WARRANTY:
ABNH will make every reasonable effort to generate materials that the [*] conforms to the specifications set forth in this Schedule E.

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2

SCHEDULE F

(Scenario 2)

[*]

1.	SCOPE — This specification covers the requirements for the following attributes:

	1.1	Functional properties.
	1.2	Cosmetic properties.
	1.3	Packaging and labeling.

2.	DESCRIPTION — [*]

3.	FUNCTIONAL PROPERTIES:

	3.1	[*]
	3.2	[*]
	3.3	[*]
	3.4	[*]
	3.5	[*]
	3.6	[*]
	3.7	[*]
	3.8	[*]
	3.9	[*]
	3.10	[*]
	3.11	[*]
	3.12	[*]

4.	PACKAGING AND LABELING:

	4.1	[*]
	4.2	[*]
	4.3	[*]
	4.4	[*]
	4.5	[*]
	4.6	[*]
	4.7	[*]

5.		WARRANTY:

CFC will make every reasonable effort to generate materials that the [*] material conforms to the specifications set forth in this Schedule F. CFC agrees to replace at its own expense any such material not in conformance with such specifications.

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SCHEDULE G

(Scenario 2)

SPECIFICATIONS for [*]

1.0	Scope

1.1

The specifications listed herein have been established for the purpose of outlining the parameters of acceptance for the [*] processed by ABNH and returned to CFC as a component and for further conversion into a Generation 2 HoloMagTM.

2.0	Processes

	2.1	[*]
3.0		[*]
	3.1	[*]
	3.2	[*]
	3.3	[*]
	3.4	[*]
	3.5	[*]
	3.6	[*]
	3.7	[*]
	3.8	[*]
4.0		[*]
	4.1	[*]
	4.2	[*]
5.0		[*]
	5.1	[*]
	5.2	[*]

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	5.3	[*]

	5.4	[*]

	5.5	[*]

	5.6	[*]

	5.7	[*]

6.0	[*]

	6.1	[*]

7.0		WARRANTY:
ABNH will make every reasonable effort to generate materials that the [*] conforms to the specifications set forth in this Schedule G.

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2